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                                                        Exhibit 10.4

             FORM OF 1991 SUPERIOR PERFORMANCE INCENTIVE BONUS AGREEMENT


    This Agreement is entered into this ______ day of _____________ _____, by and between Delta Beverage Group, Inc. ("Company"), a Delaware corporation, and ________________ ("Employee").

                                      I.PURPOSE

    The purpose of this Superior Performance Incentive Bonus Agreement ("Agreement") is to advance the interest of the Company by strengthening, through the payment of incentive bonuses, the ability of the Company to attract and retain valued key employees. In addition, it is intended to provide a direct financial incentive for striving continually for more effective operation of the business of the Company and to accomplish this purpose with full regard to the protection of the stockholders' investment and the furtherance of the Company's earning power.

                              II.EFFECTIVE DATE OF PLAN

    The effective date of this Agreement shall be January 1, 1991.

                                  III.ADMINISTRATION

    This Agreement shall be administered by the Executive Committee of the Board of Directors of the Company in its sole discretion, and in applying and interpreting the provisions of the Plan, the decisions of the Executive Committee shall be final.

                            IV.TIME AND METHOD OF PAYMENTS

    Payments of the amounts determined under Paragraph V shall be made by check on or before December 31 of the third year following the year to which a grant of an incentive bonus relates. Employee must be employed by the Company on such payment date in order to receive payment of a vested incentive bonus. Employee shall not have any right to any incentive bonus hereunder until such incentive bonus has been paid to him. In the event of a Change in Control, all incentive bonuses that have been granted to Employee pursuant to Paragraph V shall become immediately vested and shall be paid to Employee upon the effective date of the Change of Control. If Employee's employment terminates for any reason upon a Change of Control, Employee shall not be entitled to a further grant or payment of any incentive bonus. In the event Employee remains in the employ of the Company after a Change in Control, grant of any additional incentive bonus shall be made pursuant to the terms of Paragraph V. Payments in all events shall be paid in a lump sum.

    A "Change in Control" shall be deemed to have occurred if:

                                      Page 1                     Exhibit 10.4
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         1.   any "person" (including a "group" as determined in accordance with Section 13(d)(3) of the Securities Exchange Act of 1934), other than the Excluded Group, becomes the owner after the effective date of this Agreement, directly or indirectly by purchase, merger, exchange offer, tender offer, or other business combination (but excluding any conversion of debt or equity securities by any shareholder other than Equity Beverage, Inc.), of voting securities of the Company representing 50% or more of the then outstanding voting securities of the Company; or

         2. the Company transfers substantially all of its assets to another person which is not a wholly-owned subsidiary or parent of the Company or which is not within the Excluded Group.

For purposes of this Agreement, the "Excluded Group" shall include the following shareholders of the Company: James O. Pohlad, Robert C. Pohlad, William M. Pohlad, Dakota Beverage Company, Inc. and any "affiliate" of any such shareholder as defined in Rule 144(a)(1) under the Securities Act of 1933.

                          V.AMOUNT OF ANNUAL INCENTIVE BONUS

A.  GRANT OF INCENTIVE BONUS IF ANNUAL GOALS MET

    Employee shall be entitled to an annual grant of an incentive bonus if the annual goal of the Company, as set out in Exhibit A (attached hereto and made a part hereof) is achieved each year. The annual amount of the incentive bonus for Employee shall be as follows:

                                                 Amount of
                            Year Ending            Grant
                        -------------------    -------------
                         December 31, 1991       $ 75,000
                         December 31, 1992         90,000
                         December 31, 1993        110,000
                         December 31, 1994        125,000

    The last grant made under this Plan shall be made on December 31, 1995, provided the annual goal for 1995 is achieved. The annual grants shall be credited to a bookkeeping account on the books of the Company.

B. GRANT OF INCENTIVE BONUS IF ANNUAL GOAL MET ON A CUMULATIVE BASIS OVER TWO OR MORE YEARS

    If an annual goal as set out in Exhibit A is not met, no annual incentive bonus shall be granted to Employee. If, however, the annual goal for two or more consecutive years are met on a cumulative basis, an annual incentive bonus relating to the years in question shall be granted. Grants of incentive bonuses on a cumulative basis shall only be made if there

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is an increase in the Company's annual goals in each succeeding year.  A decrease in the annual goals will disqualify Employee from receiving an annual grant.

    Example 1:

         Assume the annual goals are as follows:

         Goal for 1991       10% increase in operating income over 1990
                             operating income

         Goal for 1992       10% increase over 1991 operating income goal

         Goal for 1993       10% increase over 1992 operating income goal

         Goal for 1994       10% increase over 1993 operating income goal

         Assume further that the 1991 operating income is only a 5 percent increase over 1990's operating income. No incentive bonus will be granted. If, however, the operating income in 1992 increases by 15 percent over the 1991 operating income goal, an incentive bonus for 1991 and 1992 will be awarded on December 31, 1992, based on the schedule in A, above.

    Example 2:

         Assume the same facts as in Example 1, except that the 1991 operating income exceeds the goal by 5 percent. An annual incentive bonus will be granted to Employee for 1991. Assume the 1992 operating income falls short of its goal by 5 percent. The 5 percent excess in 1991 will not be carried over to 1992 and no annual incentive bonus will be granted for 1992.

C.  RETAINING INCENTIVE BONUS IF OPERATING INCOME GOAL MET DURING VESTING
    PERIOD

    In order for an Employee to retain an Incentive Bonus granted under Paragraphs A, or B, above, the Company must achieve an operating income goal as set out in Exhibit A-1 (attached hereto and made a part hereof) during each year of the Vesting Period (as defined in Article VI). If the Company does not meet the annual operating income goal for a particular year during the Vesting Period, the payment provided for in Article IV shall be reduced by one-third for each year the Company did not meet the annual operating income goal.

                                      VI.VESTING

    Subject to Paragraph IV regarding a Change in Control, the grant of an annual incentive bonus shall vest at the end of the third year following the December 31st the grant relates to ("Vesting Period"), regardless of when the grant was actually made.

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                                   VII.SEPARATIONS

    In case of separation from the Company for any reason (including death and retirement) before the date an incentive bonus vests, Employee shall not be entitled to any payments for unvested grants.

                     VIII.REVISION OR DISCONTINUANCE OF AGREEMENT

    This Agreement shall not create any right to future participation therein of Employee nor limit in any way the right of the Board of Directors to modify or to rescind the Agreement in whole or in part. No amendment shall operate to reduce the Employee's incentive bonuses which have been granted prior to the amendment. Employee shall not have any right to pledge, assign or otherwise dispose of any unpaid portion of such payments.

                   IX.RIGHTS AND DUTIES OF SUCCESSORS AND ASSIGNEES

    This Agreement shall be assignable and transferable by Company to any subsidiary or affiliate of Company and shall inure to the benefit of and be binding upon Employee and his heirs and personal representatives and Company and its successors and assigns.

                                   X.MISCELLANEOUS

A.  APPLICABLE LAW

    This Agreement shall be governed by the laws of the State of Minnesota.

B.  WITHHOLDING OF TAXES

    Company may withhold from any benefits payable under this Agreement all federal, city or other taxes as may be required pursuant to any law, governmental regulation, or ruling.

C.  NOT AN EMPLOYMENT AGREEMENT

    Nothing in this Agreement shall give Employee any right (or impose any obligation) to continued employment by the Company or any subsidiary or successor of the Company.

    NO TRUST

    No trust shall be created to fund this Agreement. The Employee shall have no greater rights than a general creditor of the Company and all amounts due under the terms of this Agreement shall be paid from the general assets of the Company.

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    IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the day and the year first written above.

                                          COMPANY:

                                          DELTA BEVERAGE GROUP, INC.


                                          By
                                            ---------------------------------
                                                 Kenneth Keiser, President


                                          EMPLOYEE:


                                            ---------------------------------


                                  Page 5                         Exhibit 10.4
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                                      EXHIBIT A

                             INCENTIVE BONUS ANNUAL GOALS

                            GENERATE OPERATING INCOME OF:


                                1991         $12,000,000
                                1992         16% over 1991
                                1993         16% over 1992
                                1994         16% over 1993


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                                     EXHIBIT A-1

                                OPERATING INCOME GOAL


                                 1992    5% over 1991
                                 1993    5% over 1992
                                 1994    5% over 1993
                                 1995    5% over 1994
                                 1996    5% over 1995
                                 1997    5% over 1996
                                 1998    5% over 1997


                                  Page 7                            Exhibit 10.4